SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HYBRID TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED NOVEMBER 14, 2008

HYBRID TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER , 2008

Las Vegas, Nevada
November , 2008

The Annual Meeting of Stockholders (the "Annual Meeting") of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), will be held at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, Canada, on _________, December , 2008, at 8:00 A.M. (local time) for the following purposes:

1. To elect three directors to the Corporation's Board of Directors, each to hold office for a one-year term, and until his or her successor is elected and qualified or until his or her earlier resignation or removal (Proposal No. 1); and

2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on Monday, November 17, 2008, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

/s/ Holly A. Roseberry President and Chief Executive Officer

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED NOVEMBER 14, 2008

HYBRID TECHNOLOGIES, INC.
4894 Lone Mountain #168,
Las Vegas, Nevada 89130

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, on __________, December ___, 2008, at 8:00 A.M. (local time), and any adjournment or postponement thereof.

Only holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), on November 17, 2008 (the "Record Date") will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding __________- shares of Common Stock.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Annual Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Annual Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about November , 2008.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows.

As to Proposal No. 1, those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote.

Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Nominees

At the Annual Meeting, the stockholders will elect three (3) directors to serve one year terms or until their respective successors are elected and qualified.

In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the By-Laws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the three nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Name	Age	Position

Holly A. Roseberry	56	Chief Executive Officer, President and Director

Brian Newman	57	Director

Greg Navone	61	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

HOLLY A. ROSEBERRY was appointed as our secretary, treasurer and chief financial officer on February 20, 2002. On November 15, 2002, she resigned from these positions and was appointed as our president, chief executive officer and as a director. From 2001 to 2003, she acted as manager for the Azra Shopping Center. She obtained a Bachelor of Arts degree from Sacred Heart University in Bridgeport, Connecticut in 1973. Ms. Roseberry was employed from 1993 to 1996 as human resources manager, and from 1997 to 1999 as business office manager, of the Las Vegas location of Wards Department Store. Ms. Roseberry has held the positions of President, Chief Executive Officer and a Director of our majority-owned subsidiary, Zingo, Inc. since August 30, 2005.

BRIAN NEWMAN graduated with a Bachelor of Commerce degree from the University of Calgary in 1978, and received a degree as a Chartered Accountant from the Institute of Chartered Accountants in Alberta in 1982. He has been a director and President of Brian Newman Professional Corporation, a public accounting firm located in Calgary, Alberta for the past 25 years. Mr. Newman has served since September 2004 to the present as a director of Olympia Financial Group, and since September 2004 to the present has also served as a director of Albury Resources Ltd. Both of these companies are publicly traded in Canada, but neither is a reporting company under the Securities Exchange Act of 1934.

GREGORY NAVONE graduated from St. Mary’s College in Morgan, California, in 1968, with a Bachelor of Arts degree.  For the past two years, Mr. Navone has been the owner and President of First Interstate Mortgage, a mortgage banking firm. Since 1987, Mr. Navone has been the owner and President of First Capital Financial. Both these firms are located in Las Vegas, Nevada. Mr. Navone was appointed a director of the Company shortly following its incorporation in April 2000, and served as a director until February, 2002.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended July 31, 2008, the Board of Directors of the Company held _________ (___) meetings and acted by unanimous written consent on ___________ (__) occasions. No director nominated for election at the Annual Meeting attended fewer than 100% of the total number of meetings of the Board of Directors during the last fiscal year.

Our directors are elected by the stockholders and our officers are appointed by our board of directors. Our officers hold office until their successors are elected and qualified. Vacancies in our board are filled by the board itself.

We have an audit committee, of which Mr. Brian Newman is the sole member. We believe that Mr. Newman qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

We do not have a nominating committee or a compensation committee, or a committee or committees performing the functions of such committees. Following the Annual Meeting, we intend to establish a nominating committee and a compensation committee, each composed of independent directors. There are no formal procedures for stockholders to nominate persons to serve as directors; however, the Board will consider nominations from stockholders, which should be addressed to Holly A. Roseberry, Chief Executive Officer, at the Company’s address set forth above.

Stockholder Communications with the Board of Directors

Our stockholders may communicate with our Board of Directors by writing directly to the Board of Directors or to Holly A. Roseberry, Chief Executive Officer, at the Company’s address set forth above.

Our corporate officer will deliver stockholder communications to the Board of Directors.

COMPENSATION OF DIRECTORS

Directors currently receive no compensation for meetings attended and are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend.

The proxy holders intend to vote the shares represented by proxies for all of the Board's nominees, except to the extent authority to vote for the nominees is withheld.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL
NOMINEES NAMED ABOVE.

MANAGEMENT
Executive Officers and Directors

Our executive officers and directors and their respective ages as of November 14, 2008 are as follows:

Name	Age	Position

Holly A. Roseberry	56	Chief Executive Officer, President and Director

Brian Newman	57	Director

Greg Navone	61	Director

Our Board of Directors now consists of three directors. Mehboob Charania resigned as a director on November 12, 2008 for personal reasons.

No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended July 31, 2008 all such filing requirements applicable to its officers and directors were complied with.

Executive Compensation

SUMMARY COMPENSATION TABLE

Name and Principal Position**	Year *	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)	All Other Compen- Sation	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Holly
Roseberry
President	2007	$60,500							$60,500
	2008	$64,720							$64,720
Mehboob
Charania,
Director	2007	$1,827							$1,827

* Years ended July 31, 2008 and July 31, 2007.

** Holly Roseberry has held the office of President since November 15, 2002. Ms. Roseberry's functions as President have included, in addition to accounting and regulatory filing oversight, management and the sale of the Azra shopping center, general management of our day-to-day operations, working with the attorneys and accountants for the Company, general oversight of the agreements with and oversight of consultants to the Company and correspondence with the Company's transfer agent. Ms. Roseberry, as President and Chief Executive Officer, received management fees of $1,100 per week through December 31, 2006 and $1,210 per week thereafter in our 2007 fiscal year. Her compensation for 2007 included $12,000 of directors fees paid by one of our subsidiaries.

Option/SAR Grants in Last Fiscal Year

There were no grant of options to purchase our common stock to our officers or directors in fiscal 2008, and there were no exercises of such options during or options held at the end of such fiscal year by officers or directors.

Directors’ Compensation

Commencing June 1, 2006, we have paid Brian Newman, Gregory Navone and Shaffiq Kotadia directors’ fees of $1,000 per month. Ms. Roseberry is compensated as Chief Executive Officer, and receives no additional directors fees from the Company for acting as a director. In our fiscal year ended July 31, 2007, Ms. Roseberry received $12,000 in directors fees from Zingo, Inc. (now Superlattice Power, Inc.), a former majority-owned subsidiary.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Mehboob Charania	39,750						39,750
Brian Newman	12,000						12,000
Gregory Navone	12,000						12,000
Shaffiq Kotadia	2,581						2,581

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of November 1, 2008 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, and (iii)officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class (1)	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock

Common Stock	Holly Roseberry	555	*
	President, CEO, Director
	4894 Lone Mountain Rd. #168
	Las Vegas, Nevada 89130
			*
	All Officers and Directors	555
	Directors as a Group that
	Consists of three persons

	Crystal Capital Ventures Inc.	7,500,000 (2)	42.83%
	1274 Sundial Ave. Coral Grove
	PO Box 2135
	Belize City, Belize

	Wyndom Capital Investments	10,000,000 (3)	32.12%
	35 New Road #2112
	Belize City, Belize

* Less than 1%

(1)	As of November 1, 2008, there were 23,347,257 shares of our common stock issued and outstanding.
(2)	Held as collateral pursuant to Loan Agreement with the Company dated May 5, 2008.
(3)	Held as collateral pursuant to Loan Agreement with the Company dated October 29, 2007.

CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In our fiscal year ended July 31, 2007, Ms. Roseberry received $12,000 in directors fees from Zingo, Inc., our former majority-owned telecommunications subsidiary. In fiscal year ended July 31, 2008, Ms. Roseberry received $11,000 in consulting fees from Zingo, Inc. (now Superlattice Power, Inc.) as she worked with their new officers throughout the changeover period following the sale of the Company’s controlling stock interest in Zingo, Inc. She is no longer receiving any compensation from Superlattice.

The Company received advances from Greg Navone (a Director of the Company) for the years ended July 31, 2008 and 2007 in amounts of $115,000 and $5,000, respectively, and repaid $120,000 and $-0-, respectively. As of July 31, 2008 and 2007, the amount due by the Company was $0 and $5,000, respectively.

INDEPENDENT AUDITORS

Wiener Goodman & Company, P.C. has served as the Company's independent auditors since our 2008 fiscal year and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending July 31, 2009. Wiener Goodman & Company, P.C. has no interest, financial or otherwise, in the Company. A representative of Wiener Goodman & Company, P.C. is not expected to be present at the Annual Meeting.

Audit Fees

The aggregate fees billed by our independent auditors for the last two years were as follows:
Year ended July 31, 2007: $20,000
Year ended July 31, 2008: $30,000

Audit Related Fees

There were no fees billed for audit related services.

Tax fees

There were no fees billed for tax compliance, tax advice and tax planning.

All other fees

There were no other fees billed by our independent auditors for the fiscal years ended July 31, 2007 and 2008.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Holly A. Roseberry, Chief Executive Officer, Hybrid Technologies, Inc., 4894 Lone Mountain #168, Las Vegas NV 89130, on or before October 1, 2009.

APPENDIX - FORM 10-KSB

The Company's Form 10-K for the fiscal year ended July 31, 2008, containing all financial statements is attached to this proxy statement as an Appendix.

FINANCIAL INFORMATION - INCORPORATED BY REFERENCE

The Company's report on Form 10-Q for its first fiscal quarter, the three months ended October 31, 2007, expected to be filed shortly prior to the Annual Meeting, is incorporated herein by reference.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO HOLLY A. ROSEBERRY, CHIEF EXECUTIVE OFFICER, HYBRID TECHNOLOGIES, INC., 4894 LONE mOUNTAIN #168, LAS VEGAS NV 89130, TELEPHONE NUMBER (818) 425-7376. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY DECEMBER 10, 2008.

OTHER MATTERS

The Board of Directors is not aware of any other business which will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.
By Order of the Board of Directors,

Las Vegas, Nevada	/s/ Holly A. Roseberry Holly A. Roseberry,
November , 2008	President and Chief Executive Officer

  FORM OF PROXY

PROXY FOR ANNUAL MEETING OF
HYBRID TECHNOLOGIES, INC.
 4894 Lone Mountain #168, Las Vegas NV 89130
  (818) 425-7376

SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
HYBRID TECHNOLOGIES, INC.

THE UNDERSIGNED hereby appoint(s) Holly A. Roseberry and Greg Navone, or either of them, with full power of substitution, to vote at the Annual Meeting of Stockholders of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), to be held on December , 2008, at 8:00 A.M., Pacific Daylight Time, at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:

PROPOSAL (1):    ELECT DIRECTORS.

Holly A. Roseberry
Brian Newman
Greg Navone

( ) For All Nominees Listed Above (except as marked to the contrary below)	( ) Withhold Authority to Vote for All Nominees Listed Above

(To withhold vote for any nominee or nominees, print the name(s) above.)

PROPOSAL (2):    TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

( ) In their discretion, the proxy-holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.	( ) Withhold Authority

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)

Please sign, date and promptly
return this Proxy in the enclosed
envelope.

Signature	Date

Signature	Date